SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        Micro Component Technology, Inc.
                (Name of Registrant as Specified in Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

         [ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
                  14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

         [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         [x]      Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:



                        MICRO COMPONENT TECHNOLOGY, INC.
                           3850 NORTH VICTORIA STREET
                            ST. PAUL, MINNESOTA 55126


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To The Stockholders of
MICRO COMPONENT TECHNOLOGY, INC.

         The annual meeting of the stockholders of Micro Component Technology, Inc. will be held in the Red River Room at the Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota, on Wednesday, November 6, 1996, at 3:00 p.m., for the purpose of considering and voting upon the following matters:

         1.       To elect a board of five directors.

         2. To approve an amendment to the Incentive Stock Option Plan to limit the number of options which can be granted to any employee in any year to options for 300,000 shares.

         3. To approve a change of the Company's state of incorporation from Delaware to Minnesota by merging the Company into a wholly-owned subsidiary of the Company which is a Minnesota corporation.

         4 To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The directors have fixed the close of business on September 10, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      Roger E. Gower
                                      President and CEO



St. Paul, Minnesota
September 23, 1996


PLEASE SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND THE MEETING.



                        MICRO COMPONENT TECHNOLOGY, INC.
                           3850 NORTH VICTORIA STREET
                           ST. PAUL, MINNESOTA 551265



                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 6, 1996


                                     GENERAL

         The enclosed Proxy is solicited by the Board of Directors of Micro Component Technology, Inc. (the "Company") in connection with the annual meeting of the stockholders of the Company to be held on Wednesday, November 6, 1996, or any adjournment or adjournments thereof, for the purposes set forth in the accompanying notice of the annual meeting. Such solicitation is being made by mail and may also be made by directors, officers, and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the stockholder by communication in writing to the Secretary of the Company at any time prior to exercise of the Proxy. Proxies may also be revoked by delivery of a later dated Proxy or by voting in person. Shares represented by Proxies will be voted as specified in such Proxies. Proxies and stockholder votes at the meeting will be tabulated by officers of the Company.


         All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of stock. It is anticipated that these proxy materials will be mailed to the stockholders on or about September 23, 1996.



                      OUTSTANDING SHARES AND VOTING RIGHTS

         Only stockholders of record at the close of business on September 10, 1996, will be entitled to vote at the annual meeting. On that date, 7,031,170 shares of Common Stock were outstanding. Stockholders are entitled to one vote for each share of Common Stock held by him or her. The Common Stock does not have cumulative voting rights. In addition, the holder of the 315,789 shares of outstanding Preferred Stock is entitled to one vote for each share of Common Stock into which the Preferred Stock is convertible, for a total of 315,789 votes, on the proposal to change the Company's state of incorporation from Delaware to Minnesota.


                              ELECTION OF DIRECTORS

         Five directors are to be elected at the meeting to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected. It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy for the election of the persons named below. To be elected as a director, a nominee must receive the affirmative vote of a majority of the stockholders present at the meeting in person or by proxy. An abstention has the same effect as voting no.

         All of the nominees listed below have consented to be named in this Proxy Statement and to serve as directors if elected. If any such person should be unable to serve, or becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the Proxy will be voted for such other person or persons as shall be determined by the persons named in the Proxy in accordance with their judgment. The names and ages of the intended nominees, their current positions with the Company, and the year each first became a director are as follows:


      Name and Age                            Position                             Director Since
      ------------                            --------                             --------------
Roger E. Gower, 56             Chairman of the Board, President, Chief                   1995
                               Executive Officer, Secretary and Director

David M. Sugishita, 48         Senior Vice President of Finance/                         1994
                               Administration, Chief Financial Officer, and
                               Director (no longer an active employee)

D. James Guzy, 60              Director                                                  1993

Patrick Verderico, 52          Director                                                  1992


Donald VanLuvanee, 52          Director                                                  1995


         Mr. Gower joined the Company as Chairman of the Board, President, Chief Executive Officer and Director in April, 1995. Prior to that time, Mr. Gower was employed by Datamedia Corporation of Nashua, New Hampshire, a network and PC security software development company, where he served as President and Chief Executive Officer since 1991. Prior to 1991 he was President and Chief Executive Officer of Intelledex, Inc., a Corvallis, Oregon-based manufacturer of robotic and automation systems for the semiconductor and disk drive manufacturing industries. Earlier in his career, Mr. Gower served as President of Qume, a $200 million printer manufacturer and wholly-owned subsidiary of ITT, and as a general manager with Texas Instruments. Mr. Gower holds a BS degree in Electrical Engineering.

         Mr. Sugishita became a director of the Company in August 1994. He has served as Senior Vice President of Finance and Chief Financial Officer since April 1994. At the end of the term of his employment agreement in February 1995, Mr. Sugishita stopped receiving a salary and significantly reduced his time commitment to the Company. He has continued to advise and consult with the Board and management as needed. As of August 28, 1995 he assumed the position of Senior Vice President Finance and Chief Financial Officer of Actel Corporation which designs, develops and markets field programmable gate arrays. Previously he served as Vice President and Corporate Controller as well as Chief Accounting Officer at Applied Materials, Inc., the world's largest manufacturer of semiconductor wafer fabrication equipment headquartered in Santa Clara, California, from 1991 until he joined the Company. From 1982 to 1991, he served as Vice President of Finance for the Semiconductor Group of National Semiconductor Corp. ("NSC"). Mr. Sugishita has an MBA degree.

         Mr. Guzy became a director of the Company in July 1993 and has been President since 1969 of the Arbor Company, a California limited partnership engaged in the electronics and computer industry. Mr. Guzy is also a director of Intel Corporation, Cirrus Logic, Inc., Novellus Corporation, Frame Technology Corporation, Alliance Capital Management Technology Fund and the Davis Group of Funds. Mr. Guzy is also a member of the Audit and Compensation Committees.

         Mr. Verderico has been a director of the Company since December 1992. He is currently an independent business consultant. From April 1, 1996 through July 31, 1996 he served as Chief Operating Officer and Executive Vice President of Maxtor Corporation, which develops, manufactures and markets hard disk drives for desktop and mobile computer systems. From January 1994 through March 1996, he was Vice President, Finance and Chief Financial Officer of Creative Technology, Ltd., a California and Singapore based manufacturer and distributor of multi-media products. From October 1992 to January 1994, he was Vice President, Finance and Administration, and Chief Financial Officer of Cypress Semiconductor, Inc., a manufacturer of integrated circuits located in San Jose, California. From June 1992 to October 1992, he was Senior Vice President of Technology Solutions Company, a management consulting firm. From July 1989 to May 1992, he was a partner in management consulting with Coopers & Lybrand. Prior to that time, he held a number of financial and operations positions with several companies, including NSC. He is also a director of Catalyst Semiconductor. Mr. Verderico is also a member of the Audit and Compensation Committees.

         Mr. VanLuvanee became a director of the Company in November 1995. He has been President and Chief Executive Officer of Electro Scientific Industries, Inc., a Portland, Oregon company which designs and manufactures sophisticated manufacturing equipment for the worldwide electronics industry, since July 1992. From 1991 to July 1992, he was President and Chief Executive Officer of Mechanical Technology Incorporated, a supplier of contract research and development services and a manufacturer of technologically advanced equipment. From 1990 to 1991, he was President and Chief Executive Officer of BCT Spectrums, Inc., a supplier of vacuum deposition systems. Mr. VanLuvanee is also a member of the Audit and Compensation Committees.

         Directors serve until the next annual meeting of the stockholders at which their successors are elected, or until their prior resignation, removal or incapacity.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During fiscal 1996, the Company's Board of Directors met eight times. Each director attended at least 75 percent of the aggregate of all meetings of the Board of Directors and committees of the Board on which he served. Standing committees of the Board of Directors include the Audit Committee and the Compensation Committee.

         The Audit Committee recommends the selection of the Company's independent accountants, approves the services performed by such accountants, and reviews and evaluates the Company's financial and reporting systems and the adequacy of internal controls for compliance with corporate guidelines. Members of the Audit Committee, which consists of three outside directors, are D. James Guzy, Patrick Verderico and Donald VanLuvanee. The Audit Committee met two times in fiscal 1996.

         The Compensation Committee reviews and recommends to the Board compensation arrangements for all executive officers of the Company. In addition, the Compensation Committee is responsible for administration of the Company's Incentive Stock Option Plan, Employee Stock Purchase Plan, and its cash bonus plans. Members of the Compensation Committee, which consists of three outside directors, are D. James Guzy, Patrick Verderico and Donald VanLuvanee. The Compensation Committee met six times in fiscal 1996.

COMPENSATION OF DIRECTORS

         Directors are paid out-of-pocket expenses plus $1,200 for each Board meeting and $400 for each committee meeting which they attend, or $300 for each committee meeting which is held on the same day as a Board meeting. On November 30, 1995, Mr. VanLuvanee was granted a nonqualified option for 10,000 shares of Common Stock, at a price of $7.50 per share, as additional compensation for agreeing to serve as a director. On June 28, 1996, Messrs. Verderico, Guzy and VanLuvanee were each granted nonqualified options for 10,000 shares of Common Stock, at a price of $3.375 per share, pursuant to the Stock Option Agreement for Outside Directors, as additional compensation for agreeing to serve as directors. All of such options become exercisable in 50% increments on the first and second anniversaries of the date of grant. The options must be exercised within five years after the date of grant or, if earlier, within 12 months after the director ceases being a director. Directors who are employees of the Company receive no compensation for their services as directors.


                               EXECUTIVE OFFICERS

         The names and ages of the executive officers, their current positions with the Company, and their years of appointment are as follows:


     Name and Age                              Position                             Officer Since
     ------------                              --------                             -------------
Roger E. Gower, 56             Chairman of the Board, President, Chief                   1995
                               Executive Officer, Secretary and Director

David M. Sugishita, 48         Senior Vice President of Finance/                         1994
                               Administration, Chief Financial Officer, and
                               Director (no longer an active employee)

John Kingery, 41               Vice President of Engineering                             1995

Donald Lehman, 44              Vice President of Manufacturing                           1995

Dennis Nelson, 50              Executive Vice President of Sales and                     1996
                               Marketing

         The business experiences of Mr. Gower and Mr. Sugishita are described in the previous section.

         Mr. Kingery joined the Company in 1980. He was appointed Vice President of Engineering in February, 1995. Prior to that time, Mr. Kingery held numerous positions in Engineering, Marketing and Management. He has been responsible for bringing most of the Company's products through development and/or to market, from the 3600s, through the 4600/4610s, to the current 7632. He holds a BS degree in Mechanical Engineering.

         Mr. Lehman rejoined the Company as Vice President of Manufacturing in August 1995. From February of 1992 until August of 1995 he was employed by Addco Corporation, a manufacturer of industrial products for highway safety and industrial control, and Laser Machining, Inc., a manufacturer of industrial carbon dioxide laser systems, where he held operations management positions. Mr. Lehman originally joined the Company in February of 1981. Until he left the Company in 1992, he served in a variety of roles with responsibility for materials management, production operations, test, quality, manufacturing engineering, and continuation engineering. Mr. Lehman holds a BA degree.

         Mr. Nelson joined the Company as Executive Vice President of Sales and Marketing in June 1996. Prior to that time, Mr. Nelson was employed by Credence Systems, a manufacturer of test systems for the semiconductor industry, for seven years as Vice President of Western Sales. Prior to 1989, he worked for over thirteen years for Teradyne, Inc., also a manufacturer of test systems for the semiconductor industry, working in engineering and several different sales and sales management positions. He holds a B.S. Degree in Electrical Engineering.

         Executive officers serve indefinite terms which expire when their successors are appointed, or until their prior resignation, removal or incapacity.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table contains summary information concerning the annual compensation paid by the Company for fiscal 1996, 1995, and 1994 to (a) the Company's Chief Executive Officer, and (b) each of the three other most highly compensated executive officers who were serving as executive officers at the end of fiscal 1996 and whose salary and bonus for fiscal 1996 exceeded $100,000:


                                                            Annual Compensation                   Number of
                                                 --------------------------------------------       Shares
                                                                                                  Underlying
                                                                                 Other Annual      Options          All Other
   Name & Principal Position            Year      Salary           Bonus         Compensation      Granted        Compensation
   -------------------------            ----     ---------       ---------       ------------     ----------      ------------
Roger E. Gower                          1996     $ 252,500       $ 100,000       $ 34,131 (1)              0       $        0
Chairman, President, CEO &              1995     $  57,298       $       0       $      0            300,000       $        0
Secretary (2)                           1994             -               -       $      -                  -                -

John Matsushima                         1996     $ 130,000       $       0       $      0                  0       $        0
Vice President/Controller (3)           1995     $  60,000       $       0       $      0             40,000       $        0
                                        1994             -               -              -                  -                -

Samuel Johnston                         1996     $ 132,486       $  75,000       $      0                  0       $        0
Acting Managing Director of             1995     $       -               -       $      -                  -       $        -
MCT                                     1994             -               -              -                  -       $        -

Harvey Levitt                           1996     $ 111,330       $       0       $      0                  0       $ 50,000(4)
Vice President of Corporate             1995     $  84,135       $       0       $      0             25,000       $        0
Services (3)                            1994     $       -       $       -       $      -                  -       $        -

- ------------------------

(1)      Includes relocation expenses.

(2)      Mr. Gower was appointed to these positions on April 1, 1995.

(3) Mr. Matsushima resigned effective July 19, 1996 and Mr. Levitt resigned effective June 14, 1996.

(4)      Includes severance payments.


AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

         The following table contains information concerning the aggregated option exercises during fiscal 1996 and the year-end option values for the executive officers named in the Summary Compensation Table:



                                                             Number of Shares            Value of In-the-Money
                                                          Underlying Unexercised         Unexercised Options at
                      Shares Acquired       Value        Options at Fiscal Year-End          Fiscal Year-End
      Name              On Exercise        Realized      Exercisable/Unexercisable      Exercisable/Unexercisable
      ----              -----------        --------      -------------------------      -------------------------
Roger E. Gower                 0                 0            225,000/75,000                $365,625/$121,875

John Matsushima                0                 0             20,000/20,000                 $32,500/$32,500

Samuel Johnston                0                 0             10,000/10,000                 $16,250/$16,250

Harvey Levitt             12,500           $27,344                  0/12,500                      $0/$20,313


AGREEMENTS WITH OFFICERS

         Effective March 28, 1995, the Company entered into an employment agreement with Mr. Gower. The current agreement may be terminated by either party with 60 days prior written notice. The agreement will also terminate upon the death, disability or breach of the agreement by Mr. Gower. In the event Mr. Gower's employment is terminated by the Company, the Company will continue to pay Mr. Gower his then current base salary for 12 months thereafter. The Company will also pay or reimburse Mr. Gower for reasonable moving expenses incurred by him in connection with his move from Boston, MA to Minneapolis, MN, including reasonable expenses for furnished lodging in Minneapolis-St. Paul through the end of fiscal 1997.


           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

         The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

         It is the intention of the Committee to utilize a pay-for-performance compensation strategy that is directly related to achievement of the Company's financial performance and growth objectives. The primary elements of the executive compensation program are base salary, annual incentives, and long-term incentives. These elements are designed to (i) provide compensation opportunities that will allow the Company to attract and retain talented executives who are essential to the Company's success; (ii) provide compensation that rewards corporate performance and motivates the executives to achieve corporate strategic objectives; and (iii) align the interests of executives with long-term interests of stockholders through stock-based awards.

BASE SALARY

         Base salaries of the Company's executive officers are intended to be competitive with the median base salaries paid by other corporations similar to the Company and to serve as a platform for performance-based (incentive) pay. Base salaries are determined for executive positions using compensation surveys, taking into account variables such as geography, job comparability, size of the company and nature of the business. In addition to base salary, executive officers are eligible to participate in the Company's employee benefit plans on the same terms as other employees.

ANNUAL INCENTIVES


         The Compensation Committee adopted the 1996 Executive Bonus Plan to encourage executive employees other than the Chief Executive Officer to have a positive vested interest in the success of the Company by providing a direct financial incentive in the form of an annual cash bonus for achieving pre-determined net income objectives. Each eligible employee was eligible to receive a cash bonus determined by the President from a bonus pool which increased as the Company's net income in excess of the established plan increased. No amounts were paid under the 1996 Executive Bonus Plan because the Company did not achieve the net income objectives specified in the plan. However, Samuel Johnston was paid a bonus of $75,000 for satisfying certain performance objectives set by the Chief Executive Officer in connection with the Company's Asian operations. The Compensation Committee has not yet approved an Executive Bonus Plan for fiscal 1997.


LONG-TERM INCENTIVES

         The Incentive Stock Option Plan is the basis of the Company's long-term incentive plan for executive officers and other key employees. The objective of the plan is to align executives' long-term interests with those of the stockholders by creating a direct incentive for executives to increase stockholder value. The stock option grants allow executives to purchase shares of Company stock at a price equal to the fair market value of the stock on the date of grant over a term of five years. One-half of the options generally become exercisable on each of the first two anniversary dates following the date of the grant. The award of option grants is consistent with the Company's objective to include in total compensation a long-term equity interest for executive officers, with greater opportunity for reward if long-term performance is sustained.

         The Company also maintains the Employee Stock Purchase Plan, pursuant to which eligible employees can contribute between two and ten percent of their base pay to purchase up to 1,000 shares of Common Stock per year. The shares are issued by the Company at a price per share equal to 85 percent of market value on the first day of the offering period or the last day of the plan year, whichever is lower.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Committee determines compensation for the Chief Executive Officer on an annual basis. Mr. Gower's current base salary of $252,500 became effective April 1, 1995. The Committee believes that this base salary is consistent and competitive with salaries paid to Chief Executive Officers of semiconductor manufacturing companies similar in size to the Company. The Compensation Committee will determine the amount of Mr. Gower's annual bonus in April 1997, after the completion of his second year of employment with the Company. The Committee believes that the $100,000 bonus paid to him after the completion of his first year with the Company was reasonable in light of the major accomplishments of the Company which were achieved during that period. These include the sale of the Company's European subsidiary, completion of a private placement with net proceeds of $4,600,000, significant investments of management and resources in Asia, final settlement of a stockholder class action lawsuit, and final settlement of an escrow account concerning the sale of a major product line.

CONCLUSION

         The Committee believes that the executive compensation plan discussed in this Proxy Statement is consistent with the overall corporate strategy for continued growth in earnings and stockholder value.

D. James Guzy
Patrick Verderico
Donald VanLuvanee



                             STOCK PERFORMANCE GRAPH

       The following graph compares the cumulative total stockholder return on the Company's Common Stock for the period beginning with the Company's initial public offering on October 8, 1993, and ending June 29, 1996, with the cumulative total return on the NASDAQ Total Return Index and the Hambrecht & Quist Semiconductor Index over the same period (assuming the investment of $100 in the Company's Stock, the NASDAQ Total Return Index and the Hambrecht & Quist Semiconductor Index on October 8, 1993 and the reinvestment of all dividends).




                                       OCTOBER 8,       JUNE 25,       JUNE 24,      JUNE 29,
         PERIOD ENDED                     1993            1994           1995          1996
         ------------                  ----------       --------       --------      --------
Micro Component Technology, Inc.          100             36.36          29.55         32.95
NASDAQ Total Return Index                 100             92.90         124.01        159.20
H&Q Semiconductor Index                   100             97.75         191.15        142.07


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of the Common Stock as of September 1, 1996, (i) by each person known to the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) by each of the Company's executive officers named in the Summary Compensation table, (iii) by each of the Company's directors, and
(iv) by all of the executive officers and directors as a group:


                                                            Shares Beneficially Owned
                                                            -------------------------
Name and Address of Beneficial Owner                        Number            Percent
- ------------------------------------                        ------            -------
FIVE PERCENT STOCKHOLDERS
Perkins Capital Management, Inc. (1)                        1,333,550         19.02%
  730 East Lake Street
  Wayzata, MN  55391-1789

Kopp Investment Advisors, Inc. (2)                            861,500         12.29%
  6600 France Avenue South
  Edina, MN  55435

Hambrecht & Quist Liquidating Trust (3)                       380,070          5.26%
  1 Bush Street
  San Francisco, CA 94104

DIRECTORS AND EXECUTIVE OFFICERS
Roger E. Gower (4)                                            225,000          3.11%
David M. Sugishita (4)                                        125,000          1.75%
John Matsushima (4)(5)                                         20,000           *
Harvey Levitt (5)                                                   0           *
Samuel Johnston (4)                                            12,600           *
Patrick Verderico (4)                                          15,000           *
D. James Guzy (4)                                              55,000           *
Donald VanLuvanee                                                   0           *
All directors and executive officers as a group (eight        488,150          6.56%
 in number) (4)

- -----------------------
*Denotes less than 1% of shares outstanding.


(1)      Perkins Capital Management, Inc. is a registered investment advisor.

(2) Kopp Investment Advisors, Inc. is a registered investment advisor. Includes 10,000 shares owned by Leroy C. Kopp IRA.

(3) Includes 199,807 shares deemed beneficially owned by virtue of the right to acquire them within 60 days pursuant to exercise of the Company's stock purchase warrants.

(4) Includes shares deemed beneficially owned by virtue of the right to acquire them within 60 days pursuant to exercise of the Company's stock options as follows: Mr. Gower - 225,000; Mr. Sugishita - 125,000; Mr. Matsushima - 20,000; Mr. Johnston - 10,000; Mr. Verderico - 15,000; Mr. Guzy - 15,000; and all directors and executive officers as a group - 435,000.

(5) Mr. Matsushima resigned effective July 19, 1996, and Mr. Levitt resigned effective June 14, 1996.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In July 1992, the Company entered into a financing agreement with Hambrecht & Quist Guaranty Finance L.P. that consisted of a sale-leaseback transaction on the Company's world headquarters facility and certain equipment, and a revolving line of credit. On January 23, 1995, the financing arrangement with Hambrecht & Quist was terminated and all amounts owed were paid by the Company. All agreements between the Company and Hambrecht & Quist were terminated as of that time, and replaced with a new lease on the Company's world headquarters building and a Collateral Agreement providing for a security deposit securing the Company's obligations under that lease. In the fiscal year ended June 29, 1996, the Company incurred rent expense of $444,314 through termination of the lease effective April 30, 1996.

         As additional consideration for the financing package, and for certain extensions and modifications to it, the Company issued Hambrecht & Quist stock purchase warrants entitling it to purchase 190,000 shares for $4.00 per share, and 266,365 shares for $5.00 per share. Warrants for 30,000 shares expire March 5, 1998, and the remainder of the warrants expire December 31, 1999.

         On August 17, 1995, the Company sold an additional 1,500,000 shares of its Common Stock to several accredited investors in a private placement. This issuance triggered an anti-dilution provision in two of the warrant agreements held by Hambrecht & Quist, which increased the number of shares and reduced the exercise price of those warrants. The effect of this provision on those outstanding warrants was as follows:



        Before Private Placement                         After Private Placement
    --------------------------------              -----------------------------------
    Number of                                      Number of
     Shares      Price    Expiration                 Shares      Price     Expiration
    ---------    -----    ----------               ---------     -----     ----------
    160,000      $4.00     12-31-99                 204,800      $3.125     12-31-99
    266,365      $5.00     12-31-99                 426,184      $3.125     12-31-99

         Between September 26, 1995 and November 3, 1995, Hambrecht & Quist and its affiliates surrendered a total of 301,177 warrants in exchange for 165,102 shares of Common Stock pursuant to a "cashless exercise" provision in the warrants. This provision allows the warrantholders to surrender the warrants and receive in exchange a number of shares equal to the percentage determined by dividing (a) the difference between the current market price of the Common Stock and the warrant exercise price by (b) the current market price. On February 1, 1996, Hambrecht & Quist also exercised warrants covering 160,000 shares and paid the Company $500,000. Pursuant to a recent reorganization of the Hambrecht & Quist group, all of the remaining warrants were transferred to Hambrecht & Quist Liquidating Trust, which held warrants to purchase 199,807 shares of Common Stock as of September 1, 1996.


              APPROVAL OF AMENDMENT TO INCENTIVE STOCK OPTION PLAN

         The stockholders will be requested at the meeting to approve an amendment to the Incentive Stock Option Plan which was made by the Board of Directors on June 27, 1996, to limit the number of options which may be granted to any individual in any year to options for 300,000 shares.

         The Plan was adopted on April 28, 1993 by the Board of Directors for the purpose of attracting, retaining and motivating key employees of the Company and to encourage them to own stock. A total of 1,250,000 shares of Common Stock have been reserved for issuance under the Plan. Both tax-qualified and nonqualified options may be granted under the Plan. The aggregate fair market value of the shares with respect to which tax-qualified stock options held by an employee may first become exercisable in any calendar year may not exceed $100,000. The Plan is administered by the Compensation Committee of the Board of Directors whose members are ineligible to receive options under the Plan. The Board has the authority to amend the Plan.

         The exercise price for options granted under the Plan cannot be less than the fair market value of the Common Stock on the date the options are granted. The purchase price for stock purchased upon the exercise of the options can be paid in cash, by certified or cashier's check, or in the form of shares of the Company's Common Stock with a fair market value equal to the full exercise price.

         Options generally are not exercisable until one year after the date of grant and then become exercisable to the extent of 50 percent of the underlying shares on each of the first two anniversaries of the date of grant. All options expire five years from the date of grant.

         Officers and other key employees of the Company are eligible to receive awards under the plan at the discretion of the Compensation Committee. As of September 1, 1996, there were 653,000 options outstanding which were held by seven employees. Approximately ten employees are potentially eligible to receive stock options under the plan. A total of 96,000 shares have been issued under the Plan.

         An employee generally will receive no taxable income, and the Company will not be entitled to any related income tax deduction, at the time an option is granted under the Plan. There is also generally no tax due on the exercise of a tax-qualified stock option. If certain statutory employment and holding period conditions are satisfied before the employee sells shares acquired pursuant to the exercise of such an option, the employee will realize a capital gain or loss on such sale. The Company will not be entitled to an income tax deduction with respect to a sale of the shares by an employee after the expiration of the statutory holding periods.

         Upon the exercise of a nonqualified stock option, the employee will be taxed at ordinary rates on the difference between the exercise price and the fair market value of the shares on the date of exercise. The Company will be entitled to an income tax deduction at the same time and in the same amount as the employee is deemed to have realized compensation income. Generally, any gain realized on a sale of the stock in excess of the amount treated as ordinary income or any loss realized on the sale will constitute capital gain or loss.

         Limiting the number of options which may be granted in any year to an employee is intended to qualify the plan as a performance-based compensation plan, as defined in Section 162(m) of the Internal Revenue Code. That section imposes a $1,000,000 limitation on the amount of annual compensation paid to an employee in any year which can be deducted by a publicly-held corporation. A number of exceptions apply to the $1,000,000 limitation, including one for performance-based compensation. Amending the Plan to limit the number of options which can be granted to any employee in any year is intended to allow the Plan to qualify as performance-based compensation, which will allow the Company to continue to deduct all otherwise deductible amounts paid under the Plan.

         The directors believe that the amendment to the Plan will benefit the Company and its stockholders by preserving the deductibility of amounts paid under the Plan. Accordingly, the directors recommend approval of the amendment to the Plan by the stockholders. In order to be approved, the amendments to the Plan must receive the affirmative vote of a majority of the shares of Common Stock present and voting at the meeting.


             APPROVAL TO CHANGE THE COMPANY'S STATE OF INCORPORATION
                           FROM DELAWARE TO MINNESOTA

         The stockholders will also be requested at the meeting to approve a proposal to change the Company's state of incorporation from Delaware to Minnesota (the "Reincorporation"). If approved by the stockholders, the Reincorporation will be effected by a merger transaction (the "Merger") in which the Company will be merged with and into Micro Component Technology, Inc. ("MCT-Minnesota"), a Minnesota corporation and a wholly owned subsidiary of the Company, pursuant to the terms of an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), attached as Appendix A. Reincorporation in Minnesota will allow the Company to take advantage of certain provisions of the corporate laws of Minnesota and will provide certain other benefits to the Company. The purposes and effects of the proposed transaction are summarized below.

         The Reincorporation requires approval by the affirmative vote of a majority of all of the outstanding shares of the Common Stock of the Company, including the number of shares of Common Stock into which the outstanding shares of Preferred Stock are convertible. Upon stockholder approval of the Reincorporation and upon approval of appropriate articles or certificates of merger by the Secretaries of State of the States of Minnesota and Delaware, the Company will be merged with and into MCT-Minnesota pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Minnesota Business Corporation Act and the Articles of Incorporation and Bylaws set forth in Appendices B and C, respectively. Pursuant to Delaware law, stockholders of the Company do not have dissenters' rights in connection with the Reincorporation.

         It is anticipated that the Merger will become effective as soon as practicable following stockholder approval. However, the Merger Agreement provides that the Merger may be abandoned by the Board of Directors of the Company prior to the effective date of the Merger as specified in the Merger Agreement (the "Effective Time") either before or after stockholder approval. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after stockholder approval; however, the Merger Agreement may not be amended after stockholder approval if such amendment would, in the judgment of the Board of Directors of the Company, have a material adverse effect on the rights of such stockholders or in any manner violate applicable law.

         MCT-Minnesota, which is being incorporated for the sole purpose of effecting the Merger, has not engaged in any business to date and has no assets. Approval of the Reincorporation and the merger of the Company into MCT-Minnesota will not result in any change in the name, business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the Company. The Company's employee benefit arrangements will be continued by MCT-Minnesota upon the same terms and subject to the same conditions. In management's judgment, no presently contemplated activities of the Company will be either favorably or unfavorably affected in any material respect by adoption of the Reincorporation proposal. Stockholders should consider, however, that the corporation law of Delaware and the corporation law of Minnesota differ in a number of significant respects, including differences pertaining to the rights of stockholders, and should carefully review the discussion of certain of these differences under "Certain Significant Differences Between the Corporation Laws of Minnesota and Delaware" set forth below.

         The following summary of the Reincorporation does not purport to be a complete description of the Reincorporation proposal and is qualified in its entirety by reference to the Merger Agreement, the Articles of Incorporation of MCT-Minnesota, and the Bylaws of MCT-Minnesota, copies of which are attached hereto as Appendix A, Appendix B and Appendix C, respectively.

CONVERSION OF SHARES AND EXCHANGE OF CERTIFICATES

         At the Effective Time, each outstanding share of Company Common Stock, $.01 par value, and each outstanding share of Company Preferred Stock, $.01 par value, will automatically be converted into one share of Common Stock, $.01 par value, and one share of Preferred Stock, $.01 par value, of MCT- Minnesota. The Preferred Stock will have the same rights and preferences after the Merger as before the Merger. From and after the Effective Time, certificates representing shares of capital stock of MCT- Minnesota will be deemed to have been issued without regard to the date or dates on which certificates representing shares of capital stock are physically surrendered for exchange or certificates representing shares of capital stock of MCT-Minnesota are actually issued. Each certificate representing shares of capital stock outstanding immediately prior to the Effective Time will, from and after the Effective Time, be deemed for all corporate purposes (except as hereinafter described) to represent the same number of shares of capital stock of MCT-Minnesota.

         Each stock option and warrant to purchase shares of the Company's Common Stock granted by the Company and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a stock option and warrant to purchase, upon the same terms and conditions, the same number of shares of MCT- Minnesota Common Stock. The exercise price per share under each of such options and warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Time of the Merger. Under the terms of the Merger Agreement, any stock option plan or stock purchase plan of the Company will be assumed by and continue to be the plan of MCT-Minnesota. All stock options and rights granted thereunder, outstanding immediately prior to the Effective Time of the Merger, shall be deemed to provide for the purchase of MCT-Minnesota's capital stock.

         It will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of MCT-Minnesota; outstanding certificates of the Company should not be destroyed or sent to the Company. Following the Reincorporation, delivery of previously outstanding stock certificates of the Company will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of MCT-Minnesota. Shares of MCT-Minnesota's common stock will be traded on the NASDAQ National Market System, where shares of the Company's Common Stock are presently traded.

PRINCIPAL REASONS FOR CHANGING THE COMPANY'S STATE OF INCORPORATION


         The Company was incorporated under Minnesota law in 1972 and reincorporated in Delaware in 1983. The Company's principal offices and manufacturing operations have always been located in Minnesota. One of the principal advantages of being located in Minnesota has been access to the well-educated and highly-skilled Minnesota employees. Changing the Company's state of incorporation back to Minnesota strengthens its ties to Minnesota. In 1983, when the Company reincorporated under Delaware law, Delaware was perceived to have more favorable laws relating to limitations on director liability and indemnification of directors and officers. In addition, Delaware has long had a comprehensive and flexible corporate law which has been frequently updated, and due to the large number of corporations which have been incorporated in Delaware, the Delaware courts have had considerable experience in dealing with corporate law issues. As a result of these factors, Delaware has been a favored state in which to incorporate or reincorporate a business.


         As corporations in Minnesota and other states made similar decisions to incorporate or reincorporate in Delaware, the legislatures of those states, including Minnesota, updated their corporation laws. Effective January 1, 1984, the Minnesota Legislature adopted the Minnesota Business Corporation Act ("MBCA"), which was a complete overhaul of the prior business corporation laws which had existed, relatively unchanged, since their last recodification in 1933. The intent of the Minnesota Legislature in adopting the MBCA, as expressed in the official Reporter's Notes to the legislation, was to revise and modernize the state's business corporation laws, to correct recognized deficiencies and other problems in those laws, and to provide corporations organized in the state with flexible and up-to-date procedures. The MBCA has also been amended several times since its enactment. Some of the significant amendments allow corporations to limit the liability of their directors, which aids corporations in attracting and retaining qualified directors, and also gives corporations more defenses to avoid hostile takeovers which can harm the corporation and its stockholders, employees and the community. As a result of these changes in Minnesota law since 1984, the Company does not believe that Delaware provides significant advantages over Minnesota for the place of incorporation. In fact, the Company believes that Minnesota law is superior in many respects, especially in the regulation of hostile takeovers.

         The MBCA offers a Minnesota corporation and its stockholders substantially more protection than the Delaware statute against abuses or inequitable treatment from hostile takeovers. These provisions make it more difficult for someone to acquire control of a Minnesota corporation by means of a tender offer, open market purchase, proxy contest or otherwise, if it has not been approved by the Board of Directors. These provisions are designed to reduce the vulnerability of the Company to an unsolicited proposal for a takeover that does not contemplate the acquisition of all outstanding shares or is otherwise unfair to stockholders of the Company, or an unsolicited proposal for the restructuring or sale of all or part of the Company. Such proposals are often highly leveraged bids which propose to use the target's assets as collateral for the takeover and which often result in a breakup or liquidation of the target to satisfy the debt. The Company believes that, as a general rule, such proposals would not be in the best interests of it or its stockholders. A short discussion of these provisions follows. See the more complete description of these provisions in the section titled "Certain Significant Differences Between The Corporation Laws of Minnesota and Delaware" which appears below.

         Unlike the Delaware law, the MBCA has a "control share acquisition" provision which requires prior disinterested stockholder approval for any acquisition of shares of a public corporation which results in the acquiring person owning 20 percent or more of the outstanding shares. Stockholders who exceed these thresholds without such approval lose their voting rights and are subject to certain redemption privileges of the corporation.

         In addition, the MBCA includes three other provisions regulating hostile takeovers that are not included in the Delaware law. The first of these provisions prohibits a publicly-held corporation from entering into or amending agreements (commonly referred to golden parachutes) that increase current or future compensation of any officers or directors during any tender offer or request or invitation for tenders. The second provision imposes limits on the payment of "greenmail" by prohibiting a publicly-held corporation from purchasing or agreeing to purchase any shares from a person who beneficially owns more than five percent of the voting power of the corporation if the shares have been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. The final provision allows the board of directors of a corporation, in considering the best interests of the corporation with respect to a proposed acquisition of the corporation, to consider the interest of the corporation's employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation.

         The Board of Directors believes that the provisions in the MBCA will provide the Company and its stockholders with reasonable protection from abuses or inequitable treatment that may result from a hostile takeover. The purpose of these provisions is to discourage certain types of transactions which may involve an actual or threatened change of control of the Company, and to encourage persons seeking to acquire control of the Company to consult first with the Board of Directors to negotiate the terms of any proposed business combination or offer. However, these provisions, individually and collectively, may make more difficult, and may discourage, a merger, tender offer or proxy contest, even if such transaction or occurrence may be favorable to the interests of the stockholders, and may delay or frustrate the assumption of control by a holder of a large block of Company stock and the removal of incumbent management, even if such removal might be beneficial to stockholders. Furthermore, these provisions may deter or could be utilized to frustrate a future takeover attempt which is not approved by the incumbent Board of Directors, but which the holders of a majority of the shares may deem to be in their best interests or in which stockholders may receive a substantial premium for their stock over prevailing market prices of such stock. By discouraging takeover attempts, these provisions might have the incidental effect of inhibiting certain changes in management (some or all of the members of which might be replaced in the course of a change of control) and also the temporary fluctuations in the market price of the stock which often results from actual or rumored takeover attempts. However, the Board of Directors believes that the benefits from the anti-takeover provisions in the MBCA outweigh any potential detriments.

         There are also a number of practical reasons for changing the Company's state of incorporation from Delaware to Minnesota. First, Minnesota imposes no annual fee on corporations incorporated in the state. Delaware, on the other hand, imposes an annual franchise tax based upon the number and par value of authorized capital stock. In its most recent year, the Company paid a franchise tax of $34,337 in Delaware. Second, being incorporated in Delaware but headquartered in Minnesota requires the Company to qualify to do business in Minnesota which, in turn, requires annual filings in Minnesota in addition to those required in Delaware. Third, a corporation's state of incorporation is likely to be a litigation forum from time to time, and litigation in Delaware, at a great distance from the Company's headquarters, would result in significant inconvenience and added expense to the Company. Finally, at the time of the Company's reincorporation in Delaware in 1983, the Company had a more extensive network of offices throughout the country as well as in Europe and Asia. However, the Company's business activities are now more concentrated in Minnesota, California and Asia. The Company's headquarters are located in Minnesota, and the Company has no relationship with Delaware other than that it is incorporated in Delaware.

BOARD RECOMMENDATION

         Based on the above factors, the directors believe that the Reincorporation will benefit the Company and its stockholders, and the directors unanimously recommend approval of the Reincorporation by the stockholders. In order to be approved, the Agreement and Plan of Merger, which provides for the merger of the Company into MCT-Minnesota, must receive the affirmative vote of a majority of the outstanding shares of Common Stock, including the number of shares of Common Stock into which the outstanding shares of Preferred Stock are convertible.

TAX CONSEQUENCES

         The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code. Accordingly, no gain or loss will be recognized for federal income tax purposes by the stockholders of the Company as a result of the merger, and the tax basis and holding period for the stock of MCT-Minnesota received by the stockholders of the Company in exchange for the Company's stock will be the same as the tax basis and holding period of the stock of the Company deemed to be exchanged therefor. The Reincorporation will have no federal income tax effect on the Company or MCT-Minnesota.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF MINNESOTA AND DELAWARE

         The rights and preferences of the holders of the Company's capital stock are presently governed by the Delaware General Corporation Law. Upon the Reincorporation, these rights and preferences will be governed by the MBCA. Although the Delaware and Minnesota corporation laws currently in effect are similar in many respects, certain differences will affect the rights of MCT-Minnesota's stockholders if the Merger is consummated. The following discussion summarizes certain differences considered by management to be significant and is qualified in its entirety by reference to the full text of the Minnesota and Delaware laws.

         ANTI-TAKEOVER LEGISLATION

         Both the MBCA and the Delaware General Corporation Law contain provisions intended to protect stockholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of the MBCA and the Delaware General Corporation Law differ in a number of respects, and the following is a summary of certain significant differences.

         Control Share Acquisition. The Minnesota "control share acquisition" statute establishes various disclosure and stockholder approval requirements to be met by individuals or companies attempting a takeover. Delaware has no comparable provision. The Minnesota statute applies to an "issuing public corporation." An "issuing public corporation" is one which is incorporated under or governed by the MBCA and has at least fifty stockholders. MCT-Minnesota will be subject to the statute; the Company, because it is a Delaware corporation, is not subject to the statute.

         The Minnesota statute requires disinterested stockholder approval for any acquisition of shares of an "issuing public corporation" which results in the "acquiring person" owning 20 percent or more of the outstanding shares of such corporation. Stockholders which exceed this threshold without stockholder approval lose their voting rights and are subject to certain redemption privileges of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the stockholders at a special or annual meeting of the stockholders. The Minnesota control share acquisition statute applies unless the "issuing public corporation" opts out of the statute in its articles of incorporation or bylaws. Neither the Articles of Incorporation nor the Bylaws of MCT-Minnesota contain such an opt out provision.

         Business Combinations. While there is no Delaware statute comparable to the Minnesota control share acquisition statute, both Minnesota and Delaware have business combination statutes that are intended primarily to deter highly leveraged takeover bids which propose to use the target's assets as collateral for the offeror's debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations.

         The Minnesota statute provides that an issuing public corporation (as described above with respect to the Minnesota control share acquisition statute) may not engage in certain business combinations with any person that acquires beneficial ownership of 10 percent or more of the voting stock of that corporation (i.e., an interested stockholder) for a period of four years following the date that the person became a ten percent stockholder (the share acquisition date) unless, prior to that share acquisition date, a committee of the corporation's disinterested directors approve either the business combination or the acquisition of shares.

         In contrast to the Minnesota provisions, the Delaware statute provides that if a person acquires 15 percent or more of the voting stock of a Delaware corporation, the person is designated an interested stockholder and the corporation may not engage in certain business combinations with such person for a period of three years. However, an otherwise prohibited business combination may be permitted if one of three conditions is met. First, if prior to the date the person became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in becoming an interested stockholder, then the business combination is permitted. Second, a business combination is permitted if the tender offer or other transaction pursuant to which the person acquires 15 percent stock ownership is attractive enough such that the interested stockholder is able to acquire ownership in the same transaction of at least 85 percent of the outstanding voting stock (excluding for purposes of determining the number of shares outstanding are those shares owned by directors who are also officers and shares owned by certain employee stock ownership plans). Finally, the business combination is permissible if approved by the board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of two-thirds of the outstanding voting shares held by disinterested stockholders.

         The Delaware provisions do not apply to any business combination in which the corporation, with the support of a majority of those directors who were serving as directors before any person became an interested stockholder, proposes a merger, sale, lease, exchange or other disposition of at least 50 percent of its assets, or supports (or does not oppose) a tender offer for at least 50 percent of its voting stock. In such a case, all interested stockholders are released from the three year prohibition and may compete with the corporation sponsored transaction.

         The Company is subject to the Delaware law, and MCT-Minnesota will be subject to the Minnesota law. A comparison of the Delaware and Minnesota statutes reveals that Minnesota law is somewhat more restrictive with respect to a prospective takeover attempt than Delaware. In Minnesota, an interested stockholder is one who owns ten percent of the outstanding shares while in Delaware 15 percent is the threshold. An interested stockholder must wait four years in Minnesota to engage in prohibited business combinations, while the waiting period is only three years in Delaware. Minnesota also has a potentially broader definition of a business combination which encompasses a larger variety of transactions.

         Another difference between the two statutes is the method by which prohibited transactions become permissible. In Delaware, an otherwise prohibited business combination may be permitted by board approval, by stockholder approval, or by an acquisition of 85 percent of the outstanding shares of voting stock. In Minnesota, a prohibited transaction is only permitted by advance board committee approval. In addition, the Delaware statute provides that if the corporation proposes a merger or sale of assets, or does not oppose a tender offer, all interested stockholders are released from the three year prohibition and may compete with the company-sponsored transaction in certain circumstances. The Minnesota statute does not have a comparable provision.

         Both the Minnesota and Delaware provisions permit a corporation to "opt out" of the business combination statute by electing to do so in its articles or certificate of incorporation or bylaws. Neither the Second Restated Certificate of Incorporation (the "Certificate") nor the Bylaws of the Company contain such an "opt out" provision. Similarly, neither the Articles of Incorporation nor the Bylaws of MCT- Minnesota contain such an "opt out" provision.

         Other Anti-Takeover Provisions. The MBCA includes three other provisions relating to takeovers that are not included in the Delaware General Corporation Law. These provisions address a corporation's use of golden parachutes, greenmail and the standard of conduct of the Board of Directors in connection with the consideration of takeover proposals.

         The MBCA contains a provision which prohibits a publicly-held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders. The MBCA also contains a provision which limits the ability of a corporation to pay greenmail. The statute provides that a publicly-held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than five percent of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the stockholders by a majority of the voting power of all shares entitled to vote or if the corporation's offer is of at least equal value per share and to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted. The MBCA also authorizes the board of directors, in considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, to consider the interest of the corporation's employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may best be served by the continued independence of the corporation.

         DIRECTORS' STANDARD OF CARE AND PERSONAL LIABILITY

         The MBCA provides that a director shall discharge the director's duties in good faith, in a manner the director reasonably believed to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would have exercised under similar circumstances. A director who so performs those duties may not be held liable by reason of being a director or having been a director of the corporation.

         Delaware law provides that the board of directors has the ultimate responsibility for managing the business affairs of a Delaware corporation. In discharging this function, Delaware law holds directors to fiduciary duties of care and loyalty to the corporation and its stockholders. Delaware courts have held that the duty of care requires the exercise of an informed business judgment. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Having become so informed, they then must act with requisite care in the discharge of their duties. Liabilities of directors of a Delaware corporation to the corporation or its stockholders for breach of the duty of care requires a finding by the court that the directors were grossly negligent in the decisionmaking context. The duty of loyalty requires that, in making a business decision, directors act in good faith and in the honest belief that the action taken was in the best interest of the corporation.

         LIMITATION OR ELIMINATION OF DIRECTOR'S PERSONAL LIABILITY

         The MBCA provides that if the articles of incorporation so provide, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the articles may not limit or eliminate such liability for (a) any breach of the directors' duty of loyalty to the corporation or its stockholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission occurring prior to the date when the provision in the articles eliminating or limiting liability becomes effective. MCT-Minnesota's Articles of Incorporation contain a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations.

         Delaware law provides that if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a directors is not limited or eliminated for (a) any breach of the directors' duty of loyalty to the corporation or its stockholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit. The Company's Certificate contains a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations.

         The Board is not aware of any pending or threatened litigation to which the limitation of directors' liability would apply.

         INDEMNIFICATION

         The MBCA generally provides for mandatory indemnification of persons acting in an official capacity on behalf of the corporation if such a person acted in good faith, received no improper personal benefit, acted in a manner the person reasonably believed to be in or not opposed to the best interest of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.

         Delaware law permits a corporation to indemnify officers, directors, employees or agents and expressly provides that the indemnification provided for therein shall not be deemed exclusive of any indemnification right provided under any bylaw, vote of stockholders or disinterested directors or otherwise. In this way, the provision in Delaware law is broader than that in the MBCA. Delaware law permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against parties entitled to indemnity for their conduct on behalf of the corporation, provided that each such person acted in good faith and in a manner such person reasonably believed was in or not opposed to the best interests of the corporation. Indemnification is available in a criminal action only if the person seeking indemnity had no reasonable cause to believe that the person's conduct was unlawful. Delaware law does not allow indemnification for directors in the case of an action by or in the right of the corporation (including stockholder derivative suits) as to which such director shall have been adjudged to be liable to the corporation unless indemnification (limited to expenses) is ordered by a court.

         The Bylaws of MCT-Minnesota provide for indemnification to the full extent provided by Minnesota law. The Bylaws of the Company also provide for indemnification to the full extent permitted by Delaware law.

         TREASURY SHARES UNDER DELAWARE LAW

         The MBCA does not allow treasury shares. Under the Delaware General Corporation Law the Company may hold treasury shares. Treasury shares under Delaware law may be held, sold, lent, pledged or exchanged by the Company. Such shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

         STOCKHOLDER VOTING

         Under both the MBCA and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation's property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In addition, both states' laws provide that the articles of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither the Certificate of the Company, nor the Articles of MCT-Minnesota, provide for supermajority voting.

         APPRAISAL RIGHTS IN CONNECTION WITH CORPORATE REORGANIZATIONS AND OTHER ACTIONS

         Under the MBCA and Delaware law, stockholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value as determined by agreement with the corporation or by a court in an action timely brought by the dissenters. Minnesota law, in general, affords dissenters' rights upon certain amendments to the articles that materially and adversely affect the rights or preferences of the shares of the dissenting stockholder, upon the sale of substantially all corporate assets, and upon merger or exchange by a corporation, regardless of whether the shares of the corporation are listed on a national securities exchange or widely held.

         Delaware law allows for dissenters' rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or the NASDAQ National Market System (such as the Company), unless the certificate of incorporation provides otherwise. The Company's Certificate does not provide otherwise. The procedures for asserting dissenters' rights in Delaware impose most of the initial costs of such assertion on the dissenting stockholder, whereas the Minnesota procedures pose little financial risk to the dissenting stockholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares. Therefore, the stockholders of the Company will have expanded dissenters' rights under the MBCA after the Reincorporation.

         ACTION BY DIRECTORS WITHOUT A MEETING

         The MBCA and Delaware law each permit directors to take unanimous written action without a meeting in an action otherwise required or permitted to be taken at a board meeting. Minnesota law further provides that a corporation's articles may provide for such written action, other than an action requiring stockholder approval, by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. The Articles of MCT-Minnesota do not contain such a provision. Delaware law contains no such provision and thus written actions by the directors of the Company must be unanimous.

         The MBCA also provides that if the articles or bylaws so provide, a director may give advance written consent or opposition to a proposal to be acted on at a board meeting; however, such consent or opposition of a director not present at a meeting does not constitute presence for determining the existence of a quorum. MCT-Minnesota's Articles do not contain such a provision. Delaware law contains no advance written consent or opposition provision.

         CONFLICTS OF INTEREST

         Under both the MBCA and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely by reason of the conflict, provided that the contract or transaction is fair and reasonable at the time it is authorized, it is ratified by the corporation's stockholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. However, if the contract or transaction is authorized by the board, under the MBCA, the interested director may not be counted in determining the presence of a quorum and may not vote. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the transaction.

         NUMBER OF DIRECTORS

         The MBCA provides that the number of directors shall be fixed by or in the manner provided in the articles or bylaws, and that the number of directors may be changed at any time by amendment to or in the manner provided in the articles or bylaws. MCT-Minnesota's Bylaws provide that the number of directors shall be no less than three and no more than nine, as established by resolution of the Board of Directors from time to time.

         Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. The Company's Certificate does not set forth a number or manner of fixing the number of directors. Under the Bylaws of the Company, the actual number of directors may be fixed by resolution of the Board of Directors.

         CLASSIFIED BOARD OF DIRECTORS

         Both the MBCA and Delaware permit a corporation's bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes; Minnesota law does not limit the number of classes. Neither the Company's nor MCT-Minnesota's Bylaws provide for classes of directors.

         REMOVAL OF DIRECTOR

         Under the MBCA, in general, unless a corporation's articles provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the stockholders. Under Delaware law, a director of a corporation may be removed with or without cause by a majority vote of the directors.

         VACANCIES ON BOARD OF DIRECTORS

         Under the MBCA, unless the articles or bylaws provide otherwise, (a) a vacancy on a corporation's board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum, (b) a newly created directorship resulting from an increase in the number of directors may be filled by the board, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of stockholders. The MCT-Minnesota's Bylaws follow these provisions.

         Under Delaware law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, although less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. The Company's Bylaws are the same as MCT-Minnesota's Bylaws on this point.

         ANNUAL MEETINGS OF STOCKHOLDERS

         The MBCA provides that if a regular meeting of stockholders has not been held during the immediately preceding 15 months, a stockholder or stockholders holding three percent or more of the voting power of all shares entitled to vote may demand a regular meeting of stockholders. Delaware law provides that if no date has been set for an annual meeting of stockholders for a period of 13 months after the last annual meeting, the Delaware court may order a meeting to be held upon the application of any stockholder or director.

         SPECIAL MEETINGS OF STOCKHOLDERS

         The MBCA provides that the chief executive officer, the chief financial officer, two or more directors, a person authorized in the articles or bylaws to call a special meeting, or stockholders holding ten percent or more of the voting power of all shares entitled to vote, may call a special meeting of the stockholders, except that a special meeting concerning a business combination must be called by 25 percent of the voting power. Under Delaware law, only the board of directors or those persons authorized by the corporation's certificate of incorporation or bylaws may call a special meeting of the corporation's stockholders. The Company's Bylaws permit a special meeting to be called by the President, any Vice President, a majority of the Board or stockholders holding ten percent or more of the voting power.

         STOCKHOLDERS' ACTION WITHOUT A MEETING

         Under Minnesota law, any action required or permitted to be taken at a stockholders' meeting may be taken without a meeting by written consent signed by all of the stockholders entitled to vote on such action. This power cannot be restricted by a Minnesota's corporation's articles. Delaware law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at an actual meeting of the stockholders. This provision is thus more liberal than that under the MBCA. Generally, holders of a majority of outstanding shares could effect such an action. Delaware law also provides that a corporation's certificate of incorporation may restrict or prohibit stockholders' action without a meeting, but the Company's Certificate does not contain such a restriction.

         VOLUNTARY DISSOLUTION

         The MBCA provides that a corporation may be dissolved by the voluntary action of holders of a majority of a corporation's shares entitled to vote at a meeting called for the purpose of considering such dissolution. Delaware law provides that voluntary dissolution of a corporation first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding stock entitled to vote. Delaware law further provides for voluntary dissolution of a corporation without action of the directors if all of the stockholders entitled to vote on such dissolution shall have consented to the dissolution in writing.

         INVOLUNTARY DISSOLUTION

         The MBCA provides that a court may dissolve a corporation in an action by a stockholder where: (a) the situation involves a deadlock in the management of corporate affairs and the stockholders cannot break the deadlock; (b) the directors have acted fraudulently, illegally, or in a manner unfairly prejudicial to the corporation; (c) the stockholders are divided in voting power for two consecutive regular meetings to the point where successor directors are not elected; (d) there is a case of misapplication or waste of corporate assets; or (e) the duration of the corporation has expired. The Delaware law states that courts may revoke or forfeit the charter of any corporation for abuse, misuse or nonuse of its corporate powers, privileges or franchises.

         INSPECTION OF STOCKHOLDER LISTS

         Under the MBCA and Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation's stockholders and to make copies or extracts therefrom.

         AMENDMENT OF THE BYLAWS

         The MBCA provides that unless reserved by the articles to the stockholders, the power to adopt, amend, or repeal a corporation's bylaws is vested in the board, subject to the power of the stockholders to adopt, repeal, or amend the bylaws. After adoption of initial bylaws, the board of a Minnesota corporation cannot adopt, amend, or repeal a bylaw fixing a quorum for meetings of stockholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors.

         Delaware law provides that the power to adopt, amend, or repeal bylaws remains with the corporation's stockholders, but permits the corporation, in its certificate of incorporation, to place such power in the board of directors. Under Delaware law, the fact that such power has been placed in the board of directors neither divests nor limits the stockholders' power to adopt, amend, or repeal bylaws. The Company's Certificate confers on the Board the power to amend the Bylaws.

         AMENDMENT OF THE ARTICLES OF INCORPORATION

         Under the MBCA, before the stockholders may vote on an amendment to the articles of incorporation, either a resolution to amend the articles must have been approved by the affirmative vote of the majority of the directors present at the meeting where such resolution was considered, or the amendment must have been proposed by stockholders holding three percent or more of the voting power of the shares entitled to vote. Amending the articles of incorporation requires the affirmative vote of the holders of the majority of the voting power present and entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation require a larger proportion. The MBCA provides that a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right, if among other things, the proposed amendment would increase or decrease the aggregate number of authorized shares of the class or series, change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series.

         Under Delaware law, the board of directors must adopt a resolution setting forth an amendment to the certificate of incorporation before the stockholders may vote thereon. Unless the certificate of incorporation provides otherwise, amendments of the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also must approve the amendment.

         PROXIES

         Both Minnesota and Delaware law permit proxies of definite duration. In the event the proxy is indefinite as to its duration, under Minnesota law it is valid for 11 months, under Delaware law, for three years.

         PREEMPTIVE RIGHTS

         Under Minnesota law, stockholders have preemptive rights to acquire a pro rata share of the unissued securities or rights to purchase securities of a corporation before the corporation may offer them to other persons, unless the corporation's articles of incorporation otherwise provide. The Articles of Incorporation of MCT-Minnesota provide that no such preemptive right exists in the Company's stockholders. Under Delaware law, no such preemptive right will exist, unless the corporation's certificate of incorporation specifies otherwise. The Company's Certificate does not provide for any such preemptive rights.

         DIVIDENDS

         Generally, a Minnesota corporation may pay a dividend if its board determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those stockholders in the order and to the extent of their respective priorities. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. The MBCA is therefore somewhat more flexible with respect to the payment of dividends.

         STOCK REPURCHASES

         A Minnesota corporation may acquire its own shares if, after the acquisition, it is able to pay its debts as they become due in the ordinary course of business and if enough value remains in the corporation to satisfy all preferences of senior securities. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem out of capital any of its preferred shares if such shares will be retired upon the acquisition and the capital of the corporation will be thereby reduced. The MBCA is therefore somewhat more flexible with respect to the repurchase of stock.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires directors, officers and ten-percent stockholders to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, and written representations from such persons, the Company believes that all Section 16(a) filing requirements applicable to its directors, officers and ten-percent stockholders were complied with for fiscal 1996.


                             INDEPENDENT ACCOUNTANTS

         Deloitte & Touche L.L.P. have been the independent accountants of the Company since July 1992, and are expected to be retained for the fiscal year ending June 28, 1997. A representative of Deloitte & Touche is expected to be present at the Annual Meeting and will have the opportunity to make a statement and will respond to appropriate questions.


                                 OTHER BUSINESS

         The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board of Directors will be voted in accordance with the judgment of the person or persons voting the proxies.


                            PROPOSALS OF STOCKHOLDERS


         Proposals of stockholders of the Company intended to be presented at the Company's next annual meeting of stockholders must be sent to the Secretary of the Company at the above address in order for any such proposals to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting. It is now anticipated that the next annual meeting will be held on November 5, 1997, and a stockholder proposal will be submitted if it is received by May 23, 1997.




                                   APPENDIX A

                          AGREEMENT AND PLAN OF MERGER


         Agreement and Plan of Merger, dated as of September 20, 1996, between Micro Component Technology, Inc., a Delaware corporation ("MCT"), and Micro Component Technology, Inc. a Minnesota corporation and a wholly-owned subsidiary of MCT (the "Surviving Corporation").


         WHEREAS, MCT, as of the date hereof, has authority to issue 20,000,000 shares of Common Stock, $.01 par value, of which 7,031,170 shares are issued and outstanding, and 1,000,000 shares of Preferred Stock, $.01 par value, of which 315,789 shares are issued and outstanding; and

         WHEREAS, the Surviving Corporation, as of the date hereof, has authority to issue 20,000,000 shares of Common Stock, $.01 par value, and 10,000,000 shares of Preferred Stock, $.01 par value; and

         WHEREAS, as of the date hereof, 100 shares of Common Stock of the Surviving Corporation are issued and outstanding and held by MCT, and no shares of the Preferred Stock of the Surviving Corporation are issued and outstanding; and

         WHEREAS, MCT and the Surviving Corporation desire that MCT merge with and into the Surviving Corporation and that the Surviving Corporation shall continue as the Surviving Corporation in such merger, upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of Delaware and the laws of the State of Minnesota; and

         WHEREAS, the respective Boards of Directors of MCT and the Surviving Corporation have approved this Agreement and directed that it be submitted to a vote of their stockholders.

         NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree to merge as follows:


                                    ARTICLE 1

                                     MERGER

         1.1 Merger. Subject to the terms and conditions of this Agreement, MCT shall be merged with and into the Surviving Corporation (the "Merger") in accordance with the Delaware Corporation Law and the Minnesota Business Corporation Act, and the separate existence of MCT shall cease and the Surviving Corporation shall be the surviving corporation and continue its corporate existence under the laws of the State of Minnesota.

         1.2 Effect of the Merger. At the Effective Time of the Merger (as hereinafter defined), the Surviving Corporation shall possess all of the rights, privileges, immunities and franchises, of a public as well as of a private nature, of each of MCT and the Surviving Corporation; all property, real, personal and mixed, and all debts due on any account, including subscriptions for shares, and all other choses in action, and every other interest of or belonging to or due to each of MCT and the Surviving Corporation shall vest in the Surviving Corporation without any further act or deed; the title to any real estate or any interest therein vested in MCT shall not revert nor in any way become impaired by reason of the Merger; the Surviving Corporation shall be responsible and liable for all of the liabilities and obligations of each of MCT and the Surviving Corporation; a claim of or against or a pending proceeding by or against MCT or the Surviving Corporation may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in the place of MCT; and neither the rights of creditors nor any liens upon the property of MCT or the Surviving Corporation shall be impaired by the Merger.

         1.3 Effective Time of the Merger. The Merger shall become effective as of the date and time (the "Effective Time of the Merger") the following actions are completed: (a) this Agreement or an appropriate certificate of merger is filed in accordance with the Delaware General Corporation Law; and (b) appropriate articles of merger are filed in accordance with the Minnesota Business Corporation Act.


                                    ARTICLE 2

                    NAME, ARTICLES OF INCORPORATION, BYLAWS,
               DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION

         2.1 Name of Surviving Corporation. The name of the Surviving Corporation shall be "Micro Component Technology, Inc."

         2.2 Articles of Incorporation. The Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation of the Surviving Corporation from and after the Effective Time of the Merger until amended thereafter as provided therein or by law.

         2.3 Bylaws. The Bylaws of the Surviving Corporation shall be the Bylaws of the Surviving Corporation from and after the Effective Time of the Merger until amended thereafter as provided therein or by law.

         2.4 Directors and Officers. The directors and officers of MCT at the Effective Time of the Merger shall be the directors and officers, respectively, of the Surviving Corporation from and after the Effective Time of the Merger and shall hold office in accordance with the Articles of Incorporation and Bylaws of the Surviving Corporation until the expiration of the terms to which they were elected to serve as directors and officers of MCT and until their successors are duly elected and qualified.


                                    ARTICLE 3

                     CONVERSION AND EXCHANGE OF CERTIFICATES

         3.1 Conversion. At the Effective Time of the Merger, each of the following transactions shall be deemed to occur simultaneously:

                  (a) Each share of MCT Common Stock issued and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and non-assessable share of the Surviving Corporation Common Stock. The shares of MCT Common Stock so converted shall cease to exist as such and shall exist only as shares of the Surviving Corporation Common Stock.

                  (b) Each share of MCT Preferred Stock issued and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and non-assessable share of the Surviving Corporation Preferred Stock. The shares of MCT Preferred Stock so converted shall cease to exist as such and shall exist only as shares of the Surviving Corporation Preferred Stock.

                  (c) Each stock option or warrant to purchase shares of MCT Common Stock outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a stock option or warrant to purchase, upon the same terms and conditions, the number of shares of the Surviving Corporation Common Stock which is equal to the number of shares of MCT Common Stock which the optionee would have received had he exercised his option or warrant in full immediately prior to the Effective Time of the Merger (whether or not such option or warrant was then exercisable). The exercise price per share under each of such options or warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Time of the Merger.

                  (d) Each share of the Surviving Corporation Common Stock issued and outstanding immediately prior to the Effective Time of the Merger and held by MCT, without any action on the part of MCT or any other person, shall be cancelled, and no shares of the Surviving Corporation or other securities of the Surviving Corporation shall be issued or other consideration paid in respect thereof.

         3.2      Exchange of Certificates.

                  (a) From and after the Effective Time of the Merger, each holder of an outstanding certificate which immediately prior to the Effective Time of the Merger represented shares of MCT Common Stock or Preferred Stock shall be entitled to receive in exchange therefor, upon surrender thereof to the transfer agent designated by the Surviving Corporation, a certificate or certificates representing the number of shares of the Surviving Corporation Common Stock or Preferred Stock into which such holder's shares of MCT Common Stock or Preferred Stock were converted.

                  (b) If any certificate for shares of the Surviving Corporation capital stock is to be issued in a name other than that in which the certificate for shares of MCT capital stock surrendered in exchange therefor is registered, it shall be a condition of such exchange that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and the person requesting such exchange shall pay any transfer and other taxes required by reason of the issuance of certificates for such shares of the Surviving Corporation capital stock in a name other than that of the registered holder of the certificate surrendered, or shall establish to the satisfaction of the Surviving Corporation or its agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, no party hereto shall be liable to a holder of shares of MCT capital stock for any shares of the Surviving Corporation capital stock or dividends or distributions thereon delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.


                                    ARTICLE 4

                     EMPLOYEE BENEFIT AND COMPENSATION PLANS

         At the Effective Time of the Merger, any employee benefit plan or incentive compensation plan, including any stock option plan, to which MCT is then a party shall be assumed by, and continue to be that plan of the Surviving Corporation. To the extent any employee benefit plan or incentive compensation plan of MCT or any of its subsidiaries provides for the issuance or purchase of, or otherwise relates to, MCT capital stock, from and after the Effective Time of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise to relate to, the Surviving Corporation capital stock.


                                    ARTICLE 5

                                   CONDITIONS

         Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the Merger of the following conditions:

         5.1 MCT Stockholder Approval. This Agreement and the Merger shall have been adopted and approved by the stockholders of MCT in accordance with the applicable provisions of the Delaware General Corporation Law.

         5.2 The Surviving Corporation Stockholder Approval. This Agreement and the Merger shall have been adopted and approved by MCT as the holder of all of the outstanding shares of the Surviving Corporation capital stock prior to the Effective Time of the Merger in accordance with the provisions of the Minnesota Business Corporation Act.

         5.3 Consents, etc. Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of MCT to be material to the consummation of the Merger shall have been obtained.


                                    ARTICLE 6

                                     GENERAL

         6.1 Termination and Abandonment. This Agreement may be terminated and the Merger and other transactions herein provided for abandoned at any time prior to the Effective Time of the Merger, whether before or after adoption and approval of this Agreement by the stockholders of MCT, by action of the Board of Directors of MCT, if the Board of Directors of MCT determines that the consummation of the transactions provided for herein would not, for any reason, be in the best interests of MCT and its stockholders. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either MCT or the Surviving Corporation or their respective Boards of Directors or stockholders, except that MCT shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

         6.2 Amendment. This Agreement may be amended at any time prior to the Effective Time of the Merger with the mutual consent of the Boards of Directors of MCT and the Surviving Corporation; provided, however, that after it has been adopted by the stockholders of MCT, this Agreement may not be amended in any manner which, in the judgment of the Board of Directors of MCT, would have a material adverse effect on the rights of such stockholders or in any manner not permitted under applicable law; provided further, however, that any amendment of this Agreement after its adoption by the sole stockholder of the Surviving Corporation shall require the prior approval of such stockholder.

         6.3 Deferral. Consummation of the transactions herein provided for may be deferred by the Board of Directors of MCT for a reasonable period of time if the Board of Directors determines that such deferral would be, for any reason, in the best interests of MCT and its stockholders.

         6.4 Headings. The headings set forth herein are inserted for convenience or reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         6.5 Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one and the same instrument.

         6.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent the laws of the State of Minnesota are applicable to the Surviving Corporation in respect of the Merger.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its officers hereunto duly authorized, all as of the day and year first above written.


                                  MICRO COMPONENT TECHNOLOGY, INC.
                                  A Delaware Corporation



                                  By: /s/ Roger E. Gower
                                      -------------------------------------
                                      Its: President





                                  MICRO COMPONENT TECHNOLOGY, INC.
                                  A Minnesota Corporation



                                  By:  /s/ Roger E. Gower
                                       ------------------------------------
                                       Its: President





                                   APPENDIX B

                            ARTICLES OF INCORPORATION

                                       OF

                           MICRO COMPONENT TECHNOLOGY


         I, the undersigned, being a natural person of full age, for the purpose of forming a corporation under Minnesota Statutes, Chapter 302A, do hereby adopt the following Articles of Incorporation:


         1. Name. The name of this corporation is Micro Component Technology.

         2. Registered Office. The location and post office address of the registered office in the State of Minnesota is 4000 First Bank Place, 601 Second Avenue South, Minneapolis, MN 55402-4331.

         3. Purpose. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be now or hereafter organized under the Business Corporation Act of Minnesota.

         4. Common Stock. The total number of shares of the corporation's common stock authorized for issuance is twenty million (20,000,000) shares with a par value of $.01 per share.

         5. Preferred Stock. The corporation is authorized to from time to time up to an aggregate of one million (1,000,000) shares of preferred stock in one or more series. Each such series shall have such rights and preferences, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be determined by the Board of Directors by resolution at or before issuance of the shares.

         6. No Preemptive Rights. No shareholder of the corporation shall have any preemptive or other right to acquire the common stock or any other securities of the corporation.

         7. No Cumulative Voting. The shareholders of the corporation shall not be entitled to cumulate their votes in the election of directors.

         8. Incorporator. The name and post office address of the incorporator are as follows:


                  James C. Diracles
                  4000 First Bank Place
                  601 Second Avenue South
                  Minneapolis, MN 55402


         9. Directors. The following persons shall be the directors of the corporation until their successors are elected and have qualified, or until their earlier death, resignation, removal, or disqualification:

                  Roger E. Gower
                  Patrick Verderico
                  D. James Guzy
                  David M. Sugishita
                  Donald R. VanLuvanee

         10. Liability of Directors. To the fullest extent permitted by the Minnesota Business Corporation Act, as the same exists or may hereafter be amended, a director of this corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. A repeal or modification of this Article shall not apply to any act or omission by a director which occurs prior to the effective date of such repeal or modification.


Dated:  September 20, 1996




                                             /s/ James C. Diracles
                                             ---------------------------------
                                             James C. Diracles




                                   APPENDIX C

                                     BYLAWS
                                       OF
                        MICRO COMPONENT TECHNOLOGY, INC.


                       A Corporation duly organized under
                       the Laws of the State of Minnesota


                                   ARTICLE I.

                                     Offices


         Section 1. Principal Office. The principal office of the corporation in the State of Minnesota shall be located in the City of Shoreview, County of Ramsey. The corporation may have such other offices either within or without the State of Minnesota as the Board of Directors may from time to time designate or as the business of the corporation may require.

         Section 2. Registered Office. The registered office of the corporation required by the Minnesota Business Corporation Act to be maintained in the State of Minnesota is 4000 First Bank Place, Minneapolis, Minnesota 55402. The Board of Directors of the corporation may, from time to time, change the location of the registered office. On or before the day that such change is to become effective, a certificate of such change and of the location and post office address of the new registered office shall be filed with the Secretary of State of the State of Minnesota. The registered office need not be identical with the principal office in the State of Minnesota.


                                  ARTICLE II.

                            Meetings of Shareholders

         Section 1. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Minnesota, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. If no designation is made, the place of meeting shall be the principal office of the corporation in the State of Minnesota.

         Section 2. Annual Meeting. The annual meeting of the shareholders shall be held at such time and on such day as shall be fixed by the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Minnesota, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be.

         Section 3. Notice of Annual Meeting. Written notice stating the place, day and hour of the meeting, shall be mailed or personally delivered not less than ten days prior to the date of the meeting by the Secretary, to each shareholder of record entitled to vote at such meeting. Waiver by a shareholder of notice of a shareholder's meeting, signed by him, whether before or after the time of such meeting, shall be equivalent of the giving of such notice. In the case of adjournment of a meeting from time to time, no further notice of the adjourned meeting shall be necessary if an announcement is made at the meeting where the adjournment is had, specifying the place, day and hour of the adjourned meeting.

         Section 4. Special Meetings. Special meetings of the shareholders may be called at any time upon request of the President, any Vice-President or a majority of the members of the Board of Directors, or upon a request in writing to the President, any Vice-President or the Board of Directors by one or more shareholders holding not less than 10% of the voting power of the shareholders.

         Section 5. Notice of Special Meetings. Written notice stating the place, day, hour of the meeting, and purpose or purposes for which the meeting is called, shall be mailed or personally delivered not less than five days prior to the date of the meeting by the Secretary, to each shareholder of record entitled to vote at such meeting.

         Section 6. Quorum and Adjournment. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly called or held meeting at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         Section 7. Business at Special Meetings. Business transacted at all special meetings shall be confined to the purposes stated in the notice.

         Section 8. Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting.

         Section 9. Voting Shares by Certain Holders. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the Bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such other corporation may determine.

         Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

         Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so be contained in the appropriate Order of the Court by which such receiver was appointed.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.


                                  ARTICLE III.

                               Board of Directors

         Section 1. General Powers. The business of the corporation shall be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws required to be exercised or done by the shareholders.

         Section 2. Number, Tenure and Qualifications. The number of directors of the corporation shall be at least three but no greater than nine, as established by a resolution of the Board of Directors from time to time. Each director shall hold office until the next annual meeting of shareholders and until his successor shall have been elected and qualified. Directors need not be residents of the State of Minnesota or shareholders of the corporation.

         Section 3. Resignations and Removal. Any director of the corporation may resign at any time by giving written notice to the Secretary of the corporation. Such resignation shall take effect at the date of the receipt of such notice, or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any director may be removed with or without cause, by a majority vote of the shareholders entitled to vote at an election of directors at any special meeting thereof.

         Section 4. Vacancies. Except with respect to the initial election of a director to fill a newly created directorship resulting from an increase in the number of directors by action of the Board of Directors in the manner as permitted by statute, if the office of any director becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, the directors then in office, although less than a quorum, by a majority vote, may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

         Section 5. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after, and at the same place, as the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Minnesota, for the holding of additional regular meetings without other notice than such resolution.

         Section 6. Special meetings. Special meetings of the Board of Directors may be called by or at the request of the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Minnesota, as the place for holding any special meeting of the Board of Directors called by them.

         Section 7. Notice. Notice of any, special meeting shall be given at least three days by written notice delivered personally, mailed or deliver by facsimile to each director at his home or business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 8. Quorum. At all meetings of the Board of Directors, a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. If a quorum is present at the call of a meeting, the directors may continue to transact business until adjournment notwithstanding the withdrawal of enough directors to leave less than a quorum.

         Section 9. Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the board of Directors or committee. Such action shall be effective on the date on which the last signature is placed on such writing or writings, or such earlier effective date as is set forth therein.

         Section 10. Participation by Conference Telephone. Directors of the corporation may participate in a meeting of the Board of Directors or any committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a manner shall constitute presence in person at such meeting. All notice and quorum provisions shall be applicable.

         Section 11. Compensation. By resolution of the Board of Directors, each director may be paid his expenses, if any, for attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                                  ARTICLE IV.

                                   Committees

         Section 1. Audit Committee. The Board of Directors may appoint from among its members an Audit Committee composed of not less than two of its members.

         The Audit Committee shall recommend the selection of the corporation's independent accountants, approve the services performed by such accountants, and review and evaluate the corporation's financial and reporting systems and the adequacy of internal controls for compliance with corporate guidelines. In addition, the Audit Committee shall also perform such other duties as shall from time to time by prescribed by the Board of Directors.

         Section 2. Compensation Committee. The Board of Directors may appoint from among its members a Compensation Committee composed of not less than two of its members and shall designate one of such members as Chairman.

         The Compensation Committee shall review and recommend to the Board compensation arrangements for all executive officers of the corporation. In addition, the Compensation Committee shall administer or supervise administration of the corporation's employee benefit plans. The Compensation Committee shall also perform such other duties as shall from time to time by prescribed by the Board of Directors.

         Section 3. Other Committees. The Board of Directors may also appoint from among its own members such other committees as the Board may determine, which shall in each case consist of not less than two directors, and which shall have such powers and duties as shall from time to time be prescribed by the Board of Directors.


                                   ARTICLE V.

                                    Officers

         Section 1. Number and Election. The Board of Directors may elect from its own number, a Chairman of the Board, a President and Chief Executive Officer, a Treasurer and Chief Financial Officer, such Vice-Presidents as, in the opinion of the Board, the business of the corporation requires, a Secretary, and it shall elect or appoint from time to time such other additional officers as in its opinion are desirable for the conduct of the business of the company.

         Section 2. Removal. In its discretion the Board of Directors, by the vote of a majority of the Board, may leave unfilled for any such period as it may fix by resolution any office. Any officer or agent shall be subject to removal at any time by the affirmative vote of a majority of the whole Board of Directors. Any officers, agent or employee, other than officers appointed by the Board of Directors, shall hold office at the discretion of the officer appointing them.

         Section 3. Vacancy. A vacancy in any office because of death, retirement, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

         Section 4. Duties of Chairman. The Chairman of the Board of Directors if elected, or, failing his election, the President, shall preside at all meetings of the Board of Directors and shall perform such other duties as may be prescribed from time to time by the Board of Directors or by the Bylaws.

         Section 5. Duties of President. The President shall be the Chief Executive Officer of the corporation, shall preside at all meetings of the shareholders, and in the absence of the Chairman of the Board at meetings of the Board of Directors, shall have general and active management of the business of the corporation, shall see that all orders and resolutions of the Board of Directors are carried into effect and shall maintain records of and certify all proceedings of the Board and the shareholders.

         The President shall appoint such functionary Vice-Presidents who shall be Vice-Presidents in name only and shall not be deemed Corporate Officers under
Article V, Section 1, hereof. They shall have no term of office but hold such title at the discretion of the President. They shall perform such duties as designated by the President.

         Section 6. Duties of Vice-Presidents. The Vice-Presidents shall be responsible for performing those duties as from time to time may be assigned to them by the President or by the Board of Directors of the corporation.

         Section 7. Secretary. The Secretary shall: (a) attend all meetings of the Board of Directors and all meetings of the shareholders; (b) keep the minutes of the shareholders, Board of Directors, and standing committees, in one or more books provided for that purpose; (c) give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors; (d) be custodian of the corporate records; and (e) perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be.

         Section 8. Duties of Treasurer. The Treasurer shall be the Chief Financial Officer of the corporation, shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation.

         Section 9. Bank Accounts. In addition to such bank accounts as may be authorized in the usual manner by resolution of the Board of Directors, the Treasurer of the corporation with the approval of the President may authorize such bank accounts to be opened or maintained in the name and on behalf of the corporation as he may deem necessary or appropriate, payments from such bank accounts to be made upon and according to the check of the corporation which may be signed jointly or singly by either the manual or facsimile signature or signatures of such officer or bonded employee or such officers or bonded employees of the corporation as shall be specified in the written instructions of the Treasurer of the corporation with the approval of the President of the corporation.

         Section 10. Exercise of Rights as Shareholders. Unless otherwise ordered by the Board of Directors, the President or a Vice-President thereunto duly authorized by the President shall have full power and authority on behalf of the corporation to attend and to vote at any meeting of shareholder's of any corporation in which this corporation may hold stock, and may exercise on behalf of this corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, and shall have power and authority to execute and deliver proxies and consents on behalf of this corporation in connection with the exercise by this corporation of the rights and powers incident to the ownership of such stock. The Board of Directors, from time to time, may confer like powers upon any other person or persons.


                                  ARTICLE VI.

                   Certificates for Shares and Their Transfer

         Section 1. Certificate for Shares. Certificates representing shares of the corporation shall be in such form, consistent with law, as shall be determined by the Board of Directors. Such certificates shall be signed by the President or the Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and the date of issue, shall be entered on the stock transfer books of the corporation.

         Section 2. Transfer Agent. The Board of Directors shall have power to appoint one or more transfer agents and registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates shall be countersigned and registered by one or more of such transfer agents and registrars. In case of any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

         Section 3. Transfer of Stock. Shares of capital stock of the corporation shall be transferable on the books of the corporation only by the holder of record thereof in person or by a duly authorized attorney, upon surrender and cancellation of certificates for a like number of shares.

         Section 4. Lost Certificates. Any shareholder claiming a certificate of shares to be lost, stolen, or destroyed shall make an affidavit or affirmation of that fact in such form as the Board of Directors may require, and shall, if the directors so require, give the corporation a bond of indemnity in form and with one or more sureties satisfactory to the Board, in at least double the value of the shares represented by said certificate, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to have been lost, stolen or destroyed.

         Section 5. Registered Shareholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Minnesota.


                                  ARTICLE VII.

                     Indemnification of Officers, Directors,
                              Employees and Agents

         Section 1. Indemnification of Officers, Directors, Employees and
Agents.

         Pursuant to the provisions of Minnesota Statutes, Section 302A.521, as amended, the corporation shall indemnify its officers, directors, committee members, employees, and agents in the manner and to the full extent that the corporation has power to provide indemnification under such statute, provided that a determination is made in each case, in the manner required by such statute, that the person seeking indemnification is eligible therefor. The corporation may purchase and maintain insurance on behalf of its officers, directors, committee members, employees, and agents against any liabilities asserted against such persons in their official capacities, regardless of whether or not the corporation is required to provide indemnification under this section with respect to such liabilities.


                                 ARTICLE VIII.

                                  Miscellaneous

         Section 1. Contracts. Notwithstanding any other provision contained herein, the Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         Section 2. Fiscal Year. The fiscal year of the corporation shall end on the last Saturday in the month of June in each year.

         Section 3. Seal. The corporation shall have no seal.

         Section 4. Amendment to Bylaws. These Bylaws may be amended or altered by the vote of a majority of the whole Board of Directors at any meeting. Such authority in the Board of Directors is subject to the powers of the shareholders to change or repeal such Bylaws by a majority vote of the shareholders present and represented at any annual meeting or at any special meeting called for that purpose, and the Board of Directors shall not make or alter any Bylaws fixing their number, qualification or term of office.


         These Bylaws were adopted as and for Bylaws of Micro Component Technology, Inc., a Minnesota corporation, at a meeting of the Board of Directors held on the 20th day of September, 1996.


                                        /s/ Roger E. Gower
                                        --------------------------------------
                                        Secretary




                        MICRO COMPONENT TECHNOLOGY, INC.
                                      PROXY
                          ANNUAL STOCKHOLDERS' MEETING
                                NOVEMBER 6, 1996

         The undersigned stockholder of Micro Component Technology, Inc. ("MCT"), does hereby constitute and appoint Roger Gower, President and Chief Executive Officer, and Estella Kalka, Acting Controller, as his or her proxy, with full power of substitution, to attend the Annual Meeting of the Stockholders of MCT to be held at 3:00 p.m. on Wednesday, November 6, 1996, in the Red River Room at the Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota, or any continuation or adjournment thereof, with full power to vote and act for the undersigned, in his or her name, and to vote all stock of MCT held by him or her, to the same extent and with the same effect as the undersigned, in the manner specified below. The undersigned hereby revokes any other proxy previously given by him or her.

1.       ELECTION OF DIRECTORS:        [ ] FOR all nominees listed below
                                           (except as specified to the contrary
                                           below).

                                       [ ] AGAINST all nominees listed
                                           below.

         Roger E. Gower, D. James Guzy, Patrick Verderico, David M. Sugishita, Donald VanLuvanee.

         To withhold authority to vote for any individual nominee, write that nominee's name here: _______________________________________________.

2. APPROVAL OF AMENDMENT TO INCENTIVE STOCK OPTION PLAN LIMITING THE NUMBER OF OPTIONS WHICH CAN BE GRANTED TO ANY EMPLOYEE IN ANY YEAR TO OPTIONS FOR 300,000 SHARES:

                [ ] FOR           [ ] AGAINST          [ ] ABSTAIN

3. APPROVAL OF CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM DELAWARE TO MINNESOTA:

                [ ] FOR           [ ] AGAINST          [ ] ABSTAIN


4. In their discretion on any other matter that may properly come before the meeting or any adjournment or adjournments thereof.


                                                Date:_________________, 1996.


                                                _______________________________

                                                _______________________________

                                                _______________________________


                                                Please date and sign above
                                                exactly as name appears at the
                                                left, indicating, where
                                                appropriate, official capacity.
                                                If stock is held in joint
                                                tenancy, each joint owner must
                                                sign.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.